    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 1997.

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                           PROTEIN DESIGN LABS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                             ---------------------

                   DELAWARE                                     94-3023969
         (State or Other Jurisdiction                        (I.R.S. Employer
      of Incorporation or Organization)                   Identification Number)

                             ---------------------

                               2375 GARCIA AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (415) 903-3700
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                             ---------------------

                           DOUGLAS O. EBERSOLE, ESQ.
               VICE PRESIDENT, LICENSING AND CORPORATE SERVICES,
                         GENERAL COUNSEL AND SECRETARY
                           PROTEIN DESIGN LABS, INC.
                               2375 GARCIA AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (415) 903-3700
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   COPIES TO:

            GREGORY M. GALLO, ESQ.                       ALAN C. MENDELSON, ESQ.
            DOUGLAS J. REIN, ESQ.                         GREGORY C. SMITH, ESQ.
         GRAY CARY WARE & FREIDENRICH                       COOLEY GODWARD LLP
             400 HAMILTON AVENUE                          FIVE PALO ALTO SQUARE
         PALO ALTO, CALIFORNIA 94301                   PALO ALTO, CALIFORNIA 94306
                (415) 328-6561                                (415) 843-5000

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-20941

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================
                                                    PROPOSED
                                                    MAXIMUM          PROPOSED
    TITLE OF EACH CLASS OF                       OFFERING PRICE      MAXIMUM
          SECURITIES             AMOUNT TO BE         PER           AGGREGATE        AMOUNT OF
       TO BE REGISTERED           REGISTERED         SHARE        OFFERING PRICE  REGISTRATION FEE
--------------------------------------------------------------------------------------------------
Common Stock ($.01 par
  value)......................  316,250 shares       $32.00        $10,120,000         $3,067
==================================================================================================

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Protein Design Labs, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (Registration No. 333-20941) which was declared effective by the Commission on March 18, 1997 relating to the offering of up to 2,750,000 shares of Common Stock of the Company plus up to 453,750 shares of Common Stock that may be sold pursuant to the Underwriters' over-allotment option.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on March 19, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than March 19, 1997.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and authorized this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on March 18, 1997.

                                          PROTEIN DESIGN LABS, INC.
                                          (Registrant)

                                          By:     /s/  LAURENCE JAY KORN
                                            ------------------------------------
                                                     Laurence Jay Korn,
                                                Chief Executive Officer and
                                                Chairperson of the Board of
                                                          Directors

     In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

                  SIGNATURE                                TITLE                     DATE
---------------------------------------------  -----------------------------  -------------------

            /s/ LAURENCE JAY KORN              Chief Executive Officer and         March 18, 1997
---------------------------------------------    Chairperson of the Board of
             (Laurence Jay Korn)                 Directors (Principal
                                                 Executive Officer)

                FRED KURLAND*                  Vice President and Chief            March 18, 1997
---------------------------------------------    Financial Officer
               (Fred Kurland)                    (Principal Financial and
                                                 Accounting Officer)

                CARY L. QUEEN*                 Director                            March 18, 1997
---------------------------------------------
               (Cary L. Queen)

                 JON S. SAXE*                  Director                            March 18, 1997
---------------------------------------------
                (Jon S. Saxe)

               STANLEY FALKOW*                 Director                            March 18, 1997
---------------------------------------------
              (Stanley Falkow)

               GEORGE M. GOULD*                Director                            March 18, 1997
---------------------------------------------
              (George M. Gould)

                  MAX LINK*                    Director                            March 18, 1997
---------------------------------------------
                 (Max Link)

                JURGEN DREWS*                  Director                            March 18, 1997
---------------------------------------------
               (Jurgen Drews)

         *By:  /s/ LAURENCE JAY KORN
---------------------------------------------
    (Laurence Jay Korn, Attorney-in-fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                     EXHIBIT TITLE
------       --------------------------------------------------------------------------
  5.1*    -- Opinion of Gray Cary Ware & Freidenrich, A Professional Corporation
 23.1     -- Consent of Ernst & Young LLP, Independent Auditors
 23.2*    -- Consent of Counsel (included in Exhibit 5.1)
 24.1*    -- Power of Attorney

---------------
*Incorporated by reference to Registration Statement on Form S-3 (File No.
 333-20941).